UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2003

ADSTAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292

(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)

Item 5: Other Events and Required FD Disclosure.
Item 7: Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5: Other Events and Required FD Disclosure.

     On September 23, 2003, the Registrant issued the press release attached as Exhibit 99.1 to this Current Report.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:

Exhibit
Number	Description

99.1	Press release dated September 23, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.

Dated: September 26, 2003	By:	/s/ Anthony J. Fidaleo

Anthony J. Fidaleo, Chief Financial Officer

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